Exhibit 10.9

ELEVENTH AMENDMENT

to the

COMPOSITE LEASE AGREEMENT

By and Between

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

and

FEDERAL EXPRESS CORPORATION

Effective as of January 1, 2019

ELEVENTH AMENDMENT

TO THE COMPOSITE LEASE AGREEMENT

This ELEVENTH Amendment is made and entered into as of January 22, 2019 by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant”), a corporation duly organized and existing under the laws of the State of Delaware and authorized to do business in the State of Tennessee.

W I T N E S S E T H:

WHEREAS Authority and Tenant executed a “Composite Lease Agreement”, effective January 1, 2007, which was modified by a First Amendment effective September 1, 2008; a Second Amendment effective June 1, 2009; a Third Amendment effective July 1, 2009; a Fourth Amendment effective December 15, 2011; a Fifth Amendment effective January 1, 2013; a Sixth Amendment effective July 1, 2014; a Seventh Amendment effective April 1, 2016; an Eighth Amendment effective April 1, 2017; a Ninth Amendment effective September 1, 2017; and a Tenth Amendment effective May 1, 2018; collectively referred to herein as the “Composite Lease Agreement”; and,

WHEREAS, a schedule identifying each parcel of real property the Authority leases to Tenant is attached as hereto as EXHIBIT “A” to the Composite Lease Agreement, and the schedule states the portion of the Term (as defined in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant is subject to pay Authority for each parcel; and

WHEREAS, the parties wish to amend the Composite Lease Agreement to remove certain buildings, which are considered end of life and out-dated facilities, by deleting a total of 160,372 square feet as part of Parcel 34 , originally included as Parcel 17, but more particularly identified in EXHIBIT A, Note 15, effective 1-1-2019, as these four affected buildings : (i) Hangar 6 ( Building Number 2879); (ii) Hangar 7 (Building Number 2837); (iii) Administration Building (Building Number 2861); and (iv) Boiler Room (Building Number 2838), and these properties are highlighted and identified in and attached hereto as EXHIBIT “B”, creating an annual reduction of $190,442.45 for the rental costs of these four (4) identified buildings located on Parcel 34, effective January 1, 2019.

Composite Lease Agreement – Eleventh Amendment

Federal Express Corporation

WHEREAS, Tenant acknowledges that the demolition and deconstruction of these identified four buildings will cause Tenant to have specific responsibilities to the Federal Aviation Administration (FAA) to assure that demolition and documentation of the historic properties located thereon are carried out in accordance with the parties’ Memorandum of Agreement, identified herein and attached hereto as EXHIBIT “C”; and

WHEREAS, by letter dated October 16, 2018, identified herein and attached hereto as EXHIBIT “D”, the Tennessee Historical Commission, State Historic Preservation Office acknowledges that Stipulation II of the Memorandum of Agreement (EXHIBIT “C”) has been fulfilled, and demolition and deconstruction can proceed of (i) Hangar 6 (Parcel 34 Building No. 2879); (ii) Hangar 7 (Parcel 34 Building No. 2837); (iii) the Administration Building (Parcel 34 Building No. 2861); and (iv) a Boiler Room (Parcel 34 Building No. 2838); and

WHEREAS, now the Authority concurs and gives Tenant permission to proceed with demolishing and deconstructing the same properties; and

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:

SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this ELEVENTH Amendment shall have the respective meanings given to them in the Composite Lease Agreement for all purposes of this ELEVENTH Amendment.

SECTION 2. Modification of Composite Lease Agreement and the Applicable Rent. The parties amend the Composite Lease Agreement to reflect a reduction of Parcel 34 as described in the attached Listing of Buildings shown on EXHIBIT “B”. As of the Effective Date, the parties incorporate the Listing of Buildings of Parcel 34 to be part of EXHIBIT “A” to the Composite Lease Agreement. The inclusion of Parcel 34 Listing of Buildings in EXHIBIT “A” will accomplish the following:

Composite Lease Agreement – Eleventh Amendment

Federal Express Corporation

(a) Effective on the effective date, the Parcel 34 annual rent will be reduced by an amount equal to the product achieved by multiplying the Hangar Office Area of Parcel 34: 81,186 Square Feet by $1.465; and multiplying the Hangar Property Area of Parcel 34: 79,186 Square Feet by $0.903 based on 1995 rental rates as follows:

LOCATION	HANGAR	OFFICE AREA SQUARE FEET	RATE	ANNUAL REDUCTION
Bldg. 2879	Hangar 6	13,328
Bldg. 2837	Hangar 7	16,000
Bldg. 2861	Administration Bldg.	50,077
Bldg. 2838	Boiler Room	1,781

Total Office Areas		81,186	$1.465	$118,937.49

LOCATION	HANGAR—OTHER PROPERTY SQ. FT.		RATE	ANNUAL REDUCTION
Bldg. 2879	Hangar 6	45,119
Bldg. 2837	Hangar 7	34,067

Total Other Property		79,186	$0.903	$71,504.96

Total Office Area and Hangar Property Area Annual Rent Reduction				$190,442.45

(b) The rent, as adjusted in accordance with the foregoing, will continue to be subject to adjustment in accordance with the terms of Section 2.03(a)(i) of the Composite Lease Agreement.

SECTION 3. Demolition and Deconstruction by Tenant

(a) Effective January 1, 2019, Authority hereby grants to Tenant for use by Tenant and its servants, agents, employees and independent contractors, working on or in connection with Tenant’s demolition and deconstruction of the identified four buildings located on

Composite Lease Agreement – Eleventh Amendment

Federal Express Corporation

Parcel 34, all necessary or appropriate rights of reasonable access, ingress and egress to and from Parcel 34, and the right to do all such other things as may be incidental to Tenant’s demolition and deconstruction of the identified four buildings.

(b) Tenant shall obtain, at Tenant’s sole expense, all certificates and approvals relating to Tenant’s demolition and deconstruction of the identified four buildings located on Parcel 34.

(c) As part of its demolition and deconstruction of the identified four buildings on Parcel 34 under this Section, Tenant shall (i) remain in compliance with all applicable Environmental Laws and (ii) undertake, in compliance with the rules and regulations of any Governmental Authority having jurisdiction over the Parcel 34, all required cleanup activities with respect to environmental conditions caused by, arising out of or resulting from its demolition and deconstruction for the identified four buildings on Parcel 34.

SECTION 4. Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.

SECTION 5. Effective Dates of this ELEVENTH Amendment. This ELEVENTH Amendment shall become effective as of January 1, 2019.

EXHIBIT “A”, EXHIBIT “B”, EXHIBIT “C”, and EXHIBIT “D”, attached hereto, shall be incorporated herein by reference.

This remainder of this page intentionally left blank.

Signature page to follow.

Composite Lease Agreement – Eleventh Amendment

Federal Express Corporation

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this ELEVENTH Amendment to the Composite Lease Agreement.

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY		FEDERAL EXPRESS CORPORATION

By:	/s/ Scott A. Brockman	By:	/s/ Wiley Johnson, Jr.
	Scott A. Brockman, A.A.E.	Title:	Managing Director, Real Estate and Airport Development
President and Chief Executive Officer

Approved as to Content:

By:	/s/ Forrest B. Artz
Forrest B. Artz
Vice President of Finance and Administration/CFO

Approved as to Form and Legality:

/s/ Janet Shipman
Janet Shipman
Associate Airport Counsel

Reviewed and Approved:

/s/ Angela Washington
Director of Properties

Composite Lease Agreement – Eleventh Amendment

Federal Express Corporation

EXHIBIT A to the Composite Lease Agreement as amended by the ELEVENTH Amendment effective January 1, 2019.

								2012			2013				2014			2015-17			2018—2019
PARCEL NUMBER	FEDEX LEASE NUMBER	SUPPLEMENTAL	USE OR LOCATION	PARCEL ID	EFFECTIVE DATE	SQUARE FEET	EFFECTIVE DATE RATE	EFFECTIVE SEPTEMBER 2012			EFFECTIVE July 1, 2013				EFFECTIVE July 1, 2014			EFFECTIVE April 1, 2015			EFFECTIVE January 1, 2019
								RATES	MONTHLY	ANNUAL	ESCALATION (3)	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL
1	07-0958	N/A	TAXIWAY N	N/A	2/1/2009	100,035	$0.1906	$0.1906	$1,588.89	$19,066.67	CPI OR 13%	$0.2077	$1,731.41	$20,776.95	$0.2077	$1,731.41	$20,776.95	$0.21	$1,731.41	$20,776.95	$0.21	$1,731.41	$20,776.95
2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/LANDLOCKED PARCELS	A-G	1/1/2007	1,082,446	Varies (1)	Varies (1)	$28,533.41	$342,400.87	CPI OR 13%	Varies (1)	$31,092.85	$373,114.23	Varies (1)	$31,092.85	$373,114.23	Varies (1)	$31,092.85	$373,114.23	Varies (1)	$31,092.85	$373,114.23
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND		11/1/2013 (9)	44,344	$0.2077	N/A	N/A	N/A	CPI OR 13%	0.2077 (9)	N/A	N/A	$0.2077	$767.52	$9,210.25	$0.21	$767.52	$9,210.25	$0.21	$767.52	$9,210.25
3	07-0960	SUPPLEMENTALS	WEST RAMP
		18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	N/A	1/1/2007	3,111,647	$0.1525	$0.1906	$49,423.33	$593,079.92	CPI OR 13%	$0.2077	$53,856.60	$646,279.19	$0.2077	$53,856.60	$646,279.19	$0.21	$53,856.60	$646,279.19	$0.21	$53,856.60	$646,279.19
		22, 24 & 25	UNIMPROVED GROUND	N/A	1/1/2007	914,283	$0.1525	$0.1906	$14,521.86	$174,262.34	CPI OR 13%	$0.2077	$15,824.47	$189,893.67	$0.2077	$15,824.47	$189,893.67	$0.21	$15,824.47	$189,893.67	$0.21	$15,824.47	$189,893.67
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND		11/1/2013 (9)	2,744	$0.2077	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A	$0.2077	$47.49	$569.92	$0.21	$47.49	$569.92	$0.21	$47.49	$569.92
4	07-0961	N/A	TAXIWAY C	N/A	2/1/2009	731,098	$0.2400	$0.2400	$14,621.96	$175,463.52	CPI OR 13%	$0.2615	$15,933.55	$191,202.60	$0.2615	$15,933.55	$191,202.60	$0.26	$15,933.55	$191,202.60	$0.26	$15,933.55	$191,202.60
5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	33	1/1/2007	515,496	$0.1525	$0.1906	$8,187.79	$98,253.48	CPI OR 13%	$0.2077	$8,922.24	$107,066.88	$0.2077	$8,922.24	$107,066.88	$0.21	$8,922.24	$107,066.88	$0.21	$8,922.24	$107,066.88
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	37	1/1/2007		$0.1525				CPI OR 13%
6	07-0963	AGREEMENT#92-0833	IRS/AOD	N/A	1/1/2007	2,248,286	N/A (6)	N/A (6)	$125,000.00	$1,500,000.00	15% (7)	N/A (6)	$143,750.00	$1,725,000.00	N/A (6)	$143,750.00	$1,725,000.00	N/A (6)	$143,750.00	$1,725,000.00	N/A (6)	$143,750.00	$1,725,000.00
7	07-0964	SOUTHWIDE#90-0242	GRAEBER ASSIGNMENT	23	1/1/2007	427,030	N/A (6)	N/A (6)	$2,506.15	$30,073.80	CPI OR 13%	N/A (6)	$2,730.95	$32,771.42	N/A (6)	$2,730.95	$32,771.42	N/A (6)	$2,730.95	$32,771.42	N/A (6)	$2,730.95	$32,771.42
8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	24	1/1/2007	451,370	N/A (6)	N/A (6)	$2,340.16	$28,081.92	CPI OR 13%	N/A (6)	$2,550.07	$30,600.87	N/A (6)	$2,550.07	$30,600.87	N/A (6)	$2,550.07	$30,600.87	N/A (6)	$2,550.07	$30,600.87
9	07—0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING—TCHULAHOMA	21	1/1/2007	833,458	$0.2673	$0.2673	$18,565.28	$222,783.32	CPI OR 13%	$0.2913	$20,230.58	$242,766.99	$0.2913	$20,230.58	$242,766.99	$0.29	$20,230.58	$242,766.99	$0.29	$20,230.58	$242,766.99
10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	22A	1/1/2007 (2)	140,617	$0.2673	$0.2673	$3,132.24	$37,586.92	CPI OR 13%	$0.2913	$3,413.21	$40,958.47	$0.2913	$3,413.21	$40,958.47	$0.29	$3,413.21	$40,958.47	$0.29	$3,413.21	$40,958.47
11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	36	1/1/2007	187,217	$0.1525	$0.1906	$2,973.63	$35,683.56	CPI OR 13%	$0.2077	$3,240.36	$38,884.38	$0.2077	$3,240.36	$38,884.38	$0.21	$3,240.36	$38,884.38	$0.21	$3,240.36	$38,884.38
12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	N/A	12/01/07	187,618	$0.1525	$0.1525	$2,384.31	$28,611.75	CPI OR 13%	$0.1662	$2,598.18	$31,178.22	$0.1662	$2,598.18	$31,178.22	$0.17	$2,598.18	$31,178.22	$0.17	$2,598.18	$31,178.22
13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	N/A	1/1/2007	1,897,879	$0.1220	$0.1220	#REF!	#REF!	CPI OR 13%	$0.1329	$21,025.87	$252,310.49	$0.1329	$21,025.87	$252,310.49	$0.13	$21,025.87	$252,310.49	$0.13	$21,025.87	$252,310.49
		SUPPLEMENTAL 25	A-380 GSE RAMP	N/A	1/1/2007	319,113	$0.1525	$0.1906	#REF!	#REF!	CPI OR 13%	$0.2077	$5,523.23	$66,278.76	$0.2077	$5,523.23	$66,278.76	$0.21	$5,523.23	$66,278.76	$0.21	$5,523.23	$66,278.76
14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	34	1/1/2007	428,616	$0.1525	$0.1906	#REF!	#REF!	CPI OR 13%	$0.2077	$7,418.52	$89,022.18	$0.2077	$7,418.52	$89,022.18	$0.21	$7,418.52	$89,022.18	$0.21	$7,418.52	$89,022.18
15	07-0972	N/A	SPRANKLE ROAD	N/A	1/1/2007	200,695	$0.0000	$0.0000	$0.0000	$0.0000	N/A	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000
16	07-0973	N/A	REPUBLIC ROAD	N/A	1/1/2007	113,179	$0.0000	$0.0000	$0.0000	$0.0000	N/A	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000	$0.0000
	07-0974	SUPPLEMENTALS		0
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1,2,3,4,6,9	1/1/2007	1,662,877	$0.1525	$0.1906	#REF!	#REF!	CPI OR 13%	$0.2077	$28,781.19	$345,374.26	$0.2077	$28,781.19	$345,374.26	$0.21	$28,781.19	$345,374.26	$0.21	$28,781.19	$345,374.26
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1,2,7,9	1/1/2007	1,908,290	$0.1906	$0.2383	#REF!	#REF!	CPI OR 13%	$0.2597	$41,294.68	$495,536.18	$0.2597	$41,294.68	$495,536.18	$0.26	$41,294.68	$495,536.18	$0.26	$41,294.68	$495,536.18
		Parcel 5 (INTERNATIONAL PARK)		5	1/1/2007	24,000	$0.2673	$0.3341	#REF!	#REF!	CPI OR 13%	$0.3641	$728.14	$8,737.65	$0.3641	$728.14	$8,737.65	$0.36	$728.14	$8,737.65	$0.36	$728.14	$8,737.65
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	8	1/1/2007	247,254	$0.2673	$0.3341	#REF!	#REF!	CPI OR 13%	$0.3641	$7,501.45	$90,017.46	$0.3641	$7,501.45	$90,017.46	$0.36	$7,501.45	$90,017.46	$0.36	$7,501.45	$90,017.46
		1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	12	1/1/2007	117,915	$0.2673	$0.3341	#REF!	#REF!	CPI OR 13%	$0.3641	$3,577.43	$42,929.17	$0.3641	$3,577.43	$42,929.17	$0.36	$3,577.43	$42,929.17	$0.36	$3,577.43	$42,929.17
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	11	1/1/2007	45,359	$0.2673	$0.3341	#REF!	#REF!	CPI OR 13%	$0.3641	$1,376.15	$16,513.80	$0.3641	$1,376.15	$16,513.80	$0.36	$1,376.15	$16,513.80	$0.36	$1,376.15	$16,513.80
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	9, 10, 17	1/1/2007	1,586,172	$0.2673	$0.3341	#REF!	#REF!	CPI OR 13%	$0.3641	$48,122.97	$577,475.69	$0.3641	$48,122.97	$577,475.69	$0.36	$48,122.97	$577,475.69	$0.36	$48,122.97	$577,475.69
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,		1/1/2007	70,200	$0.2673	$0.3341	#REF!	#REF!	CPI OR 13%	$0.3641	$2,129.80	$25,557.63	$0.3641	$2,129.80	$25,557.63	$0.36	$2,129.80	$25,557.63	$0.36	$2,129.80	$25,557.63
17		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	17	1/1/2007	4,333,659	$0.2673	$0.3341	#REF!	#REF!	CPI OR 13%	$0.3641	$131,479.16	$1,577,749.90	$0.3641	$131,479.16	$1,577,749.90	$0.36	$131,479.16	$1,577,749.90	$0.36	$131,479.16	$1,577,749.90
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	14	1/1/2007	556,334	$0.2673	$0.3341	#REF!	#REF!	CPI OR 13%	$0.3641	$16,878.65	$202,543.84	$0.3641	$16,880.10	$202,561.21	$0.36	$16,879.91	$202,558.92	$0.36	$16,879.91	$202,558.92
		10 Parcel 27A (IMP APRON)	PARCEL 27A	27	1/1/2007	487,512	$0.1906	$0.2383	#REF!	#REF!	CPI OR 13%	$0.2597	$10,549.58	$126,594.93	$0.2597	$10,549.58	$126,594.93	$0.26	$10,549.58	$126,594.93	$0.26	$10,549.58	$126,594.93
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	27A & 27B	1/1/2007	527,676	$0.1525	$0.1906	#REF!	#REF!	CPI OR 13%	$0.2077	$9,133.05	$109,596.63	$0.2077	$9,133.05	$109,596.63	$0.21	$9,133.05	$109,596.63	$0.21	$9,133.05	$109,596.63
		5 Parcel 16 (INTERNATIONAL PARK)		16	1/1/2007	796,312	$0.2673	$0.3341	#REF!	#REF!	CPI OR 13%	$0.3641	$24,159.36	$289,912.33	$0.3641	$24,159.36	$289,912.33	$0.36	$24,159.36	$289,912.33	$0.36	$24,159.36	$289,912.33
		23	GRAEBER ASSIGNMENT/TRUCKING OPERATION		1/1/2007	261,460	$0.1029	$0.1286	#REF!	#REF!	CPI OR 13%	$0.1401	$3,053.32	$36,639.83	$0.1401	$3,053.32	$36,639.83	$0.14	$3,053.32	$36,639.83	$0.14	$3,053.32	$36,639.83
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	25	1/1/2007	18,933	$0.2673	$0.3341	#REF!	#REF!	CPI OR 13%	$0.3641	$574.41	$6,892.91	$0.3641	$574.41	$6,892.91	$0.36	$574.41	$6,892.91	$0.36	$574.41	$6,892.91
18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	15	1/1/2007	552,730	$0.2673	$0.2673	#REF!	#REF!	CPI OR 13%	$0.2913	$13,416.45	$160,997.43	$0.2913	$13,416.45	$160,997.43	$0.29	$13,416.45	$160,997.43	$0.29	$13,416.45	$160,997.43
18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)		9/1/2012 (4)	72,378	$1.2600	$1.2600	$7,599.69	$91,196.28	CPI OR 13%	$1.3730	$8,281.38	$99,376.59	$1.3730	$8,281.38	$99,376.59	$1.37	$8,281.38	$99,376.59	$1.37	$8,281.38	$99,376.59
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	13 & 18	1/1/2007	418,016	$0.2673	$0.2673	#REF!	#REF!	CPI OR 13%	$0.2913	$10,146.53	$121,758.37	$0.2913	$10,146.53	$121,758.37	$0.29	$10,146.53	$121,758.37	$0.29	$10,146.53	$121,758.37
20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	N/A	3/1/2008	108,051	$0.1525	$0.1525	#REF!	#REF!	CPI OR 13%	$0.1662	$1,496.32	$17,955.83	$0.1662	$1,496.32	$17,955.83	$0.17	$1,496.32	$17,955.83	$0.17	$1,496.32	$17,955.83
21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	19	1/1/2007	1,812,363	$0.1525	$0.1906	#REF!	#REF!	CPI OR 13%	$0.2077	$31,368.50	$376,422.03	$0.2077	$31,368.50	$376,422.03	$0.21	$31,368.50	$376,422.03	$0.21	$31,368.50	$376,422.03
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	20	1/1/2007	491,127	$0.1525	$0.1906	#REF!	#REF!	CPI OR 13%	$0.2077	$8,500.46	$102,005.52	$0.2077	$8,500.46	$102,005.52	$0.21	$8,500.46	$102,005.52	$0.21	$8,500.46	$102,005.52
23	07-0981	N/A	TAXIWAY SIERRA		2/1/2009	248,711	$0.2400	$0.2400	#REF!	#REF!	CPI OR 13%	$0.2615	$5,420.41	$65,044.89	$0.2615	$5,420.41	$65,044.89	$0.26	$5,420.41	$65,044.89	$0.26	$5,420.41	$65,044.89
24	07-0982	N/A	SORT FACILITY		9/1/2009 (5)	292,000	$1.2600	$1.2600	$30,660.00	$367,920.00	CPI OR 13%	$1.3730	$33,410.20	$400,922.42	$1.3730	$33,410.20	$400,922.42	$1.37	$33,410.20	$400,922.42	$1.37	$33,410.20	$400,922.42
25	07-0983	N/A	DEMOCRAT PARKING AREA		12/15/11 (8)	36,128	$0.1906	$0.1906	$573.83	$6,885.99	CPI OR 13%	$0.2077	$625.31	$7,503.67	$0.2077	$625.31	$7,503.67	$0.21	$625.31	$7,503.67	$0.21	$625.31	$7,503.67
26	07-0985	N/A	CORPORATE AVIATION HANGAR (BUILDING)		7/1/2014	35,070	$1.4238	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A	$1.4238	$4,161.06	$49,932.67	$1.42	$4,161.06	$49,932.67	$1.42	$4,161.06	$49,932.67
			CORPORATE AVIATION HANGAR (LAND)		7/1/2014	161,334	$0.0000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
27	07-0984	N/A	HANGAR 11 (BUILDING)		7/1/2014	58,265	$1.4238	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A	$1.4238	$6,913.14	$82,957.71	$1.42	$6,913.14	$82,957.71	$1.42	$6,913.14	$82,957.71
		N/A	HANGAR 12 (BUILDING)		7/1/2014	117,306	$1.4238	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A	$1.4238	$13,918.36	$167,020.28	$1.42	$13,918.36	$167,020.28	$1.42	$13,918.36	$167,020.28
			HANGARS 11 AND 12 (LAND)		7/1/2014	1,290,083	$0.0000	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
28	07-0986	N/A	EAST GSE RAMP		7/1/2014 (10)	1,000,681	$0.1741	N/A	N/A	N/A	CPI OR 13%	N/A	N/A	N/A	$0.1741	$14,518.21	$174,218.56	$0.17	$14,518.21	$174,218.56	$0.17	$14,518.21	$174,218.56
29		7TH AMENDMENT	COLD CHAIN STORAGE PARKING		4/1/2016 (11)	29,174	$0.2077	N/A	N/A	N/A	N/A	N/A	N/A	N/A				$0.2077	$504.95	$6,059.44	$0.2077	$504.95	$6,059.44
30		8TH AMENDMENT	3505 TCHULAHOMA ROAD (BUILDING)		4/1/2017 (13)	38,345	$2.8500											$2.8500	$9,106.94	$109,283.25	$2.8500	$9,106.94	$109,283.25
		8TH AMENDMENT	3505 TCHULAHOMA ROAD (IMPROVED GROUND)		4/1/2017 (13)	58,810	$0.2597											$0.2597	$1,272.75	$15,272.96	$0.2597	$1,272.75	$15,272.96
		8TH AMENDMENT	3505 TCHULAHOMA ROAD (UNIMPROVED GROUND)		4/1/2017 (13)	64,702	$0.2077											$0.2077	$1,119.88	$13,438.61	$0.2077	$1,119.88	$13,438.61
31		8TH AMENDMENT	3318 WINCHESTER ROAD (BUILDING)		8/1/2017 (12)	113,461	$2.8500											$2.8500	$26,946.99	$323,363.85	$2.8500	$26,946.99	$323,363.85
		8TH AMENDMENT	3318 WINCHESTER ROAD (IMPROVED GROUND)		8/1/2017 (12)	196,782	$0.2597											$0.2597	$4,258.69	$51,104.29	$0.2597	$4,258.69	$51,104.29
		8TH AMENDMENT	3318 WINCHESTER ROAD (UNIMPROVED GROUND)		8/1/2017 (12)	164,498	$0.2077											$0.2077	$2,847.19	$34,166.23	$0.2077	$2,847.19	$34,166.23
32		9TH AMENDMENT	2860 SOUTHWIDE DR (UNIMPROVED GROUND) GSE Storage		09/01/2018 (14)	72,172	$0.2077														$0.2077	$1,249.18	$14,990.12
33		10TH AMENDMENT	GOLDEN TRIANGLE RAMP AREA		5/1/2018	698,965	$0.2077														$0.2077	$12,097.92	$145,175.03
34		11TH AMENDMENT	MSCAA DEMO HANGARS/OFFICE BLDGS		1/1/2019 (15)	-81,186	$1.4650															-$9,911.46	-$118,937.49
			MSCAA DEMO HANGAR PROPERTY		1/1/2019 (15)	-79,186	$0.9030															-$5,958.75	-$71,504.96
35		12TH AMENDMENT	GLYCOL TANK STORAGE AREA
												Totals	$781,847.02	$9,382,164.23		$822,174.25	$9,866,090.99	Totals	$868,231.45	$10,418,777.34	Totals	$865,708.34	$10,388,500.04

Note 1:

(a)	Hangar 26 has been removed from Parcel 2 and, effective July 1, 2009, rent for Parcel 2 has been reduced by $1,322.50 per month, $15,870.00 per year.
(b)

As of December 14, 2010, the date of Tenant’s beneficial occupancy of the Replacement Hangar, as defined in the Third Amendment to the Composite Lease Agreement, the annual rent will be reduced by $44,246.00 ($3,687.17 monthly). The rent rate for the 35,000 square foot Replacement Hangar will be $0.1906.

(c)	As of December 14, 2010, the date of Tenant’s benefical occupancy of renovated Hangars 24, 25 and 27, the combined annual rent for these Hangars will be reduced by $23,458.05 (30% of $78,193.49).

Note 2:

In accordance with the Second Amendment to the Composite Lease Agreement, Parcel 10 will not be part of the demised premises between May 1, 2010, and December 31, 2011, and no rent will be payable with respect to that Parcel during that time period.

Note 3:	Refer to Section 2.03(a)(i) of the Composite Lease Agreement for a further description of the rent adjustment summarized in this column.

Note 4:

The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 18A will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.

Note 5:

The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 24 will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.

Note 6:	For Parcels 6, 7, and 8, the monthly rent for each is an amount previously agreed upon by the Parties, and is not calculated on any applicable current rate.

Note 7:	Section 2.03(a)(i) of the Composite Lease Agreement will govern the escalation of the rent for Parcel 6 beginning July 1, 2018.

Note 8:	In accordance with the terms of the 4th Amendment to the Composite Lease, rent for Parcel 25 began to accrue March 1, 2012 at the rate of $0.1906

Note 9:

In accordance with the terms of the 5th Amendment to the Composite Lease, rent for the unimproved property that the 5th Amendment adds to Parcels 2 and 3 will begin to accrue on November 1, 2013 at the July 1, 2013 rental rate for unimproved property. (See Notes 3 and 7)

Note 10:	Rate agreed upon by the parties and as defined in the 6th Amendment to the Composite Lease

Note 11:	Parcel 29 adds the lot used for Cold Chain Storage Parking effective April 1, 2015 and should be added.

Note 12:

Parcel 30 adds the office building and warehouse at 3505 Tchulahoma Road effective April 1, 2017. Rent will begin to accrue on the earlier of the Parcel 30 Substantial Completion Date or April 1, 2018.

Note 13:	Parcel 31 adds the maintenance facility at 3318 Winchester Road effective September 1, 2017. Rent will begin to accrue on the earlier of the Parcel 31 Substantial Completion Date or September 1, 2018.

Note 14:	Parcel 32 adds GSE equipment and storage location at 2860 Southwide Dr. near the parcels 31 & 32. Rent commencing sooner of date of beneficial occupancy or Feburary 1, 2018.

Note 15:

Parcel 34—(Parcels ORIGINALLY included in Parcel 17): Annual credit due to demolition of (Hangar 6 13,328 sf Hangar 7 16,000 sf, Admin Bldg 50,077 sf and Boiler room 1,781sf at old may 1995 rate of $1.1.465) and Hangar 6 & & property at 79,186 sq f at old may 1995 ratre $0.903)

RATE & RATE ESCALATION	7/1/2008	7/1/2013	7/1/2018
IMPROVED GROUND	N/A	$0.2597	$0.2600
UNIMPROVED GROUND	N/A	$0.2077	$0.2100

EXHIBIT B – LISTING OF BUILDINGS

2852	Paint Shop Date: circa 1945-1956 North-South: 42 ft East-West 50 ft Height: 20 ft Floors: 1 Foundation: concrete slab Walls: wood frame and pressed board siding Roof: wood joists with membrane roof	
Southwide A	Southwide Center Building A Date: circa 1972 North-South: 100 ft East-West 242 ft Height: 15 ft Floors: 1 Foundation: concrete slab Walls: typical condition 10'6" wide x 14'6" high precast concrete panels Roof: metal bar joists with metal roof deck and built-up roof	
2861	Administration Building Date: 1973-1975, additions in 1987 and 1988 North-South: 98 ft East-West 197 ft Height: 45 ft Floors: 3 Foundation: concrete slab and footings Walls: concrete masonry unit with brick veneer, curtain wall Roof: steel bar joists, metal roof deck, and built-up roof

EXHIBIT B – LISTING OF BUILDINGS

Building Number	Description	Photograph
2879	Hangar No. 6 Date: circa 1943 North-South: 222 ft East-West 213 ft Height: 65 ft Floors: 2-3 Foundation: concrete slab and CMU Walls: wood frame and wood siding covered with metal wall panels Roof: wood bow truss with built-up roof	
2837	Hangar No. 7 Date: circa 1943 North-South: 206 ft East-West 213 ft Height: 65 ft Floors: 2-3 Foundation: concrete slab and CMU Walls: wood frame and wood siding covered with metal wall panels Roof: wood bow truss with built-up roof	
2838	Boiler Room Date: circa 1943 North-South: 35 ft East-West 58 ft Height: 32 ft Floors: 1 Foundation: concrete slab Walls: concrete masonry unit Roof: metal trusses, purlins, and roof panels

EXHIBIT “C”

Memorandum of Agreement between FAA, Tennessee Historical Commission, MSCAA and Federal Express effective September 24, 2018

MEMORANDUM OF AGREEMENT

AMONG FEDERAL AVIATION ADMINISTRATION, TENNESSEE

HISTORICAL COMMISSION, MEMPHIS-SHELBY COUNTY AIRPORT

AUTHORITY, AND FEDERAL EXPRESS

REGARDING THE FEDERAL EXPRESS TRANSFORMATION PROJECT AT

MEMPHIS INTERNATIONAL AIRPORT

WHEREAS, the Federal Aviation Administration (FAA) has determined that the demolition of 24 outdated structures constitutes a federal undertaking because of the change to the Airport Layout Plan (ALP); and

WHEREAS, Federal Express (FedEx) proposes to deconstruct or demolish 24 outdated structures that are located in the middle of its 880-acre Hub at Memphis International Airport (MEM) in order to construct several new facilities.

WHEREAS, the Federal Aviation Administration (FAA) has determined that the demolition of these structures constitutes a federal undertaking under Section 106 of the National Historic Preservation Act because of the change to the Airport Layout Plan (ALP) that will be necessitated by the proposed development; and

WHEREAS, FAA has defined the undertaking’s Area of Potential Effects as the project site, as described in the Attached Historic and Architectural Assessment and Section 4(f) Evaluation; and

WHEREAS, FAA has determined that the undertaking will have an adverse effect on the Administration Building (2861), Hangar 6 (2879), Hangar 7 (2837), and Boiler Room (2838) (collectively, the “Hangar Complex”), which are eligible for listing in the National Register of Historic Places, and has consulted with the Tennessee Historic Preservation Officer (SHPO) pursuant to 36 CFR Part 800, the regulations implementing Section 106 of the National Historic Preservation Act (16 U.S.C. § 470f); and

WHEREAS, the Memphis-Shelby County Airport Authority (Authority), the operator of the airport and the applicant for the approval of the project, has participated in the consultation process, has specific responsibilities to carry out the terms of this Memorandum of Agreement (Memorandum) regarding the effects of the undertaking on historic properties and FAA has invited them to sign this Memorandum as an invited signatory; and

WHEREAS, FedEx, the lessee of the airport property where the demolition of the buildings will take place, has specific responsibilities to make sure that the demolition and documentation of the historic properties are carried out in accordance with this Memorandum, and FAA has invited them to sign this Memorandum as an invited signatory.

WHEREAS, the Shelby County Historian, Memphis Area Association of Governments, Association for the Preservation of Tennessee Antiquities, Memphis and Shelby County Division of Planning and Development, Center for Southern Folklore, Shelby County Historical Commission, West Tennessee Historical Society, Memphis Heritage, Inc., and Memphis Landmarks Commission have been invited to consult; and no parties wished to become a consulting party; and

WHEREAS, in accordance with 36 CFR § 800.6(a)(l), FAA has notified the Advisory Council on Historic Preservation (ACHP) of its adverse effect determination with specified documentation, and the ACHP has chosen not to participate in the consultation; and

NOW THEREFORE, The FAA, the Tennessee Historical Commission (Commission), Fed-Ex, and the Authority agree that the undertaking will be implemented in accordance with the following stipulations in order to take into account the potential effect of the undertaking on historic properties, and that these measures shall constitute full, complete, and adequate mitigation measures under the National Historic Preservation Act and the implementing regulations of the Advisory Council on Historic Preservation (Advisory Council).

STIPULATIONS

The FAA, through coordination with the Authority, Fed-Ex, and the Commission, will ensure that the following measures are carried out:

STIPULATION I. PROFESSIONAL QUALIFICATIONS

All historic preservation work carried out pursuant to this Memorandum will be performed by or under the direct supervision of a person or persons meeting at a minimum the Secretary of the Interior’s Professional Qualification Standards (48 FR 44738-9). The FAA will consult with the SHPO to determine and ensure that the preservation professionals responsible for carrying out the historic and archaeological documentation covered by this Memorandum meet the Secretary of Interior’s Standards and the professional requirements set forth in the Tennessee SHPO Standards and Guidelines for Archaeological Resource Management Studies (Revised 2008).

STIPULATION II. DOCUMENTATION

During the Historic and Architectural Assessment and Section 4(f) Evaluation, four sites including the Administration Building (2861), Hangar 6 (2879), Hangar 7 (2837), and Boiler Room (2838), within the Area of Potential Effects were identified as eligible for the National Register of Historic Places. FAA and the Authority have determined that it is not possible to complete the project without impacting these sites.

1. FedEx shall mitigate the adverse effects to the potentially eligible structures caused by their demolition through the completion of documentation that meets Historic American Buildings Survey (HABS) Level II documentation standards for the eligible structures as requested by the Commission. Utilization of HABS standards is understood to meet the Secretary of the Interior’s Standards for Historical Documentation as they apply to architectural, engineering, and landscape documentation.

2. FedEx will provide documentation to the Commission meeting HABS Level II documentation standards. This documentation will include a digital copy of the relevant drawings and photographs. Drawings will include floor plans for the four structures included in the Hanger Complex.

It is understood that peeling of the structures within the Hanger Complex is not necessary and that the structures will be documented in their current state of use. The above mentioned documentation will be provided to the Commission by October 12, 2018. HABS documentation will be reviewed and approved by the Commission prior to demolition. No demolition activities will occur prior to the Commission providing written approval.

3. FedEx, with the assistance of the Authority, will develop and provide an architectural history and context report (AHC) for the airport. The AHC will be submitted separately from the HABS documentation and will provide a succinct and holistic history of the airport to provide context for the Hanger Complex’s historic significance. The AHC will address the history of the airport from its inception to the present with an emphasis on how and why the Hangar Complex was developed and incorporated into the war effort as well as how it has affected the transformation of the Memphis International Airport. The AHC will address growth and development patterns, which may be presented in mapped format with contextual explanations. The AHC will include current floorplan drawings of the Hanger Complex structures and may include original drawings if readily available. The AHC will utilize primary sources when available, but may rely on secondary sources as necessary.

The AHC will be approximately 20-30 pages in length, including figures and maps. It is understood that the AHC is not a survey of the airport and will not include survey information or details for individual buildings outside of the Hanger Complex. This documentation will be provided to the Commission after demolition activities. The information will also be made available to the public through its incorporation in the history section of the Authority’s website.

STIPULATION III. POST-REVIEW DISCOVERIES

If, during the implementation of the project, a previously unidentified property is discovered or a previously identified historic property is affected in an unanticipated manner, all work within a minimum of 50 feet around the area of the discovery shall cease until a treatment plan can be developed and implemented. The SHPO and FAA shall be notified at the earliest opportunity and the Authority shall require its contractor to take all reasonable measures to avoid harm to the property until FAA concludes consultation with the SHPO and, to the extent appropriate, other consulting parties.

No human remains, associated or unassociated funerary objects, sacred objects, or objects of cultural patrimony are expected to be encountered in the archaeological investigations. However, should human remains be encountered during the survey, all ground disturbing activities in the vicinity of the human remains will be ceased immediately. The treatment of any human remains and associated funerary objects inadvertently discovered within the project area will comply with all applicable Tennessee State laws concerning archaeological sites and treatment of human remains.

STIPULATION IV: DISPUTE RESOLUTION

Should any party to this Memorandum object in writing within 30 days to any action taken pursuant hereto, the FAA shall consult with the party to resolve the concerns. If the FAA determines that the objection cannot be resolved, the FAA shall request further comments or recommendations of the ACHP concerning the dispute pursuant to 36 C.F.R. Part 800. Any comments on the subject of the dispute provided by the ACHP in response to such a request will be considered by the FAA in accordance with 36 C.F.R. Part 800. The FAA’s right and responsibility to carry out all actions under this Memorandum that are not the subject of the dispute will remain unchanged.

STIPULATION V: DURATION

If the terms of this Memorandum are not implemented within two years of ratification, the FAA shall provide the ACHP with the opportunity to comment on the effects and propose mitigation alternatives.

STIPULATION VI: TERMINATION

This Memorandum may be terminated by any party upon 30 days written notice to the other parties sent by certified mail, postage prepaid or by facsimile transmission and addressed to the respective parties.

If one party should provide such written notice of termination, all parties will consult during the 30 days prior to termination in order to attempt to reach agreement on amendments or other actions which would avoid termination. In the event of termination, the FAA agrees to comply with the 36 CFR 800.4 through 800.6 with regard to the matters covered by this Memorandum.

This agreement shall be null and void if its terms are not carried out within 2 years from the date of execution, unless the parties agree in writing to an extension for carrying out its terms.

Execution of this Memorandum and implementation of its terms is evidence, and shall be considered as such, that FAA has afforded the ACHP and the Tennessee SHPO the opportunity to comment on the proposed project and that the FAA has taken into account the effects of said construction on historic properties.

SIGNATORIES:

FEDERAL AVIATION ADMINISTRATION

By:	/s/ Phillip J. Braden	Date: August 27, 2018
Phillip J. Braden, Manager
Memphis Airports District Office

TENNESSEE HISTORICAL COMMISSION

By:	/s/ E. Patrick McIntyre, Jr.	Date: September 10, 2018
E. Patrick McIntyre, Jr.
Executive Director and
State Historic Preservation Officer

INVITED SIGNATORIES:

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

By:	/s/ Scott Brockman	Date: September 24, 2018
Scott Brockman
President/CEO
Memphis-Shelby County Airport Authority

FEDERAL EXPRESS

By:	/s/ Karen Blanks Ellis	Date: September 24, 2018
Karen Blanks Ellis
Managing Director
Federal Express

EXHIBIT “D”

Tennessee Historical Commission—Letter of Demolition Approval dated

October 16, 2018

TENNESSEE HISTORICAL COMMISSION

STATE HISTORIC PRESERVATION OFFICE

2941 LEBANON PIKE

NASHVILLE, TENNESSEE 37243-0442

OFFICE: (615) 532-1550

www.tnhistoricalcommission.org

October 16, 2018

Ms. Kristi Ashley

Memphis Airports District Office

Memphis Airports District Office

2862 Business Park Drive, Building G

Memphis, TN 38118-1555

RE: FAA I Federal Aviation Administration, FedEx Transformation Project at Memphis International Airport, Memphis, Shelby County, TN

Dear Ms. Ashley:

We have reviewed the documents you submitted regarding your proposed undertaking . The HABS Level II documentation you submitted fulfills Stipulation II of the Memorandum of Agreement between our office, the Federal Aviation Administration, the Memphis-Shelby County Airport Authority, and Federal Express regarding the Federal Express Transformation Project at Memphis International Airport, ratified on September 24,2018. Demolition can proceed on these buildings. Questions and comments may be directed to Casey Lee (615 253-3163). We appreciate your cooperation.

Sincerely,

/s/ E. Patrick McIntyre, Jr.

E. Patrick McIntyre, Jr.
Executive Director and
State Historic Preservation Officer

EPM/cjI